UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. V

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MOUNTAIN CREST ACQUISITION CORP. V

524 Broadway, 11th Floor

New York, NY 10012

October 14, 2026

Dear Stockholder:

On behalf of the Board of Directors of Mountain Crest Acquisition Corp. V (“Mountain Crest,” the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting” or the “Extension Special Meeting”). We hope you can join us. The Special Meeting will be held at 11:00 a.m. Eastern Time on November 10, 2026. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V

Virtual Shareholder Meeting Information:

Meeting Date: November 10, 2026

Meeting Time: 11:00 a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, and replay):
https://www.cstproxy.com/mcacquisitionv/ext2026

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 9808046#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/mcacquisitionv/ext2026. We are first mailing these materials to our stockholders on or about October 15, 2026.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to May 16, 2027, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”). We refer to this proposal as the “Extension Proposal”. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

As previously announced, on August 29, 2024, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and CubeBio Co., Ltd., a corporation organized under the laws of Korea (“CubeBio”), CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), CHL SPAC Merger Sub, Inc., a corporation to be formed in Delaware and a wholly owned subsidiary of PubCo (“Merger Sub”) and Cube Exchange Sub Co., Ltd., a corporation to be organized under the laws of Korea and a wholly owned subsidiary of PubCo (“Exchange Sub”). Pursuant to the Business Combination Agreement the following transactions will occur: (1) Merger Sub will be merged with and into the Company with the Company being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of PubCo, and (2) all shareholders of CubeBio shall transfer their respective common shares of CubeBio to Exchange Sub in exchange for the right to receive PubCo Ordinary Shares, as defined in the Business Combination Agreement (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”).

The Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) provides that the Company has until November 16, 2026 (the “Termination Date”) to complete a Business Combination. The Company’s management believes that it cannot close the Business Combination before November 16, 2026. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards completing the Business Combination. The Company’s management believes that it can close the Business Combination before May 16, 2027. If the Extension Amendment is approved, the Company will have the Combination Period extended to May 16, 2027 (the “Extended Date”).

For more information about the Business Combination, see the Registration Statement on Form F-4, as amended, which was initially filed live with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2026 under SEC File No. 333-298262 and was declared effective by the SEC on September 30, 2026 (the “Registration Statement”). On October 13, 2026, the parties filed a post-effective amendment to the Registration Statement to, among other things, include the June 30, 2026 unaudited interim financial statements for PubCo and CubeBio.

The Company will hold a separate special meeting of its stockholders on November 11, 2026 to approve the Business Combination (the “Business Combination Meeting”). The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to, stockholder approval of the Business Combination and approval of listing of PubCo’s Ordinary Shares on The Nasdaq Stock Market (“Nasdaq”), or any other public stock market or exchange in the United States mutually agreed upon by CubeBio and the Company (an “Alternate Exchange”). If the stockholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before November 12, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before November 16, 2026. If the Company is able to complete the Business Combination before November 16, 2026, then the Company will not file the Extension Amendment to extend the Combination Period.

The Mountain Crest Common Stock, Mountain Crest public rights, and Mountain Crest units (the “Mountain Crest Units”) are currently listed on the Over-the-Counter Market under the symbols “MCAG,” “MCAGR,” and “MCAGU,” respectively. Each Mountain Crest Unit consists of one share of Mountain Crest Common Stock and one right to acquire 1/10 of one share of Mountain Crest Common Stock. PubCo intends to apply to list the PubCo Ordinary Shares on Nasdaq or an Alternate Exchange. The Company cannot assure that the PubCo Ordinary Shares will be approved for listing on Nasdaq or an Alternate Exchange.

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Extension Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Special Meeting deems it necessary or appropriate.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Our Board has fixed the close of business on September 14, 2026 (“Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Extension Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $861,864 of marketable securities as of September 14, 2026. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 2,173,000 shares of common stock which include (i) 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”), (ii) 225,000 shares of common stock held by our Sponsor upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share, and (iii) 223,000 shares of common stock that make part of the private placement units, which we refer to as the “Private Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 6, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

This is the address of Continental Stock Transfer and Trust Company:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

If you intend to submit public shares for redemption in connection with the Extension Special Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposal is implemented, you must also (or must direct your bank, broker or other nominee to) demand that the Company redeem your shares into cash and submit your request in writing to Continental Stock Transfer and Trust Company to redeem such public shares in connection with the Extension Proposal and the Business Combination Meeting no later than November 6, 2026, the redemption deadline for the Extension Special Meeting.

However, there is no assurance that we will implement the Extension Proposal. If we do not implement the Extension Proposal, any public shares originally submitted for redemption in connection with the Extension Special Meeting and also instructed to be redeemed in connection with the Business Combination Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request.

If you only elect to redeem your public shares in connection with the Extension Special Meeting (and you did not submit such public shares for redemption in connection with the Business Combination Meeting), if we do not implement the Extension Proposal, your public shares will not be redeemed at the consummation of the Business Combination.

As of the Record Date, there was approximately $861,864 in the Trust Account, and the estimated redemption price is approximately $11.95 per share, before deducting estimated taxes payable. The last closing price of $13.27 per share of Mountain Crest Common Stock on the OTC Market prior to September 14, 2026. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal is not approved and we do not consummate a Business Combination by November 16, 2026, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

The Company’s common stock and public rights are quoted on the OTC Market. As a result, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public rights are no longer listed on Nasdaq, these securities do not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Proposal. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed herewith is the Proxy Statement containing detailed information concerning the proposals at the Special Meeting and a form of proxy to vote. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Suying Liu
Suying Liu
Chief Executive Officer
October 14, 2026

MOUNTAIN CREST ACQUISITION CORP. V

524 Broadway, 11th Floor

New York, NY 10012

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2026

October 14, 2026

To the Stockholders of Mountain Crest Acquisition Corp. V:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. V (“Mountain Crest,” the “Company” or “we”), a Delaware corporation, will be held on November 10, 2026, at 11:00 a.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V

Virtual Shareholder Meeting Information:

Meeting Date: November 10, 2026

Meeting Time: 11:00 a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, and replay):
https://www.cstproxy.com/mcacquisitionv/ext2026

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 9808046#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to May 16, 2027, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”). We refer to this proposal as the “Extension Proposal”. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 14, 2026 as the Record Date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Suying Liu
	Name:	Suying Liu
	Title:	Chairman

New York, New York
October 14, 2026

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2026. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/mcacquisitionv/ext2026.

MOUNTAIN CREST ACQUISITION CORP. V

524 Broadway, 11th Floor

New York, NY 10012

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2026

FIRST MAILED ON OR ABOUT OCTOBER 15, 2026

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mountain Crest Acquisition Corp. V (the “Company,” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on November 10, 2026 at 11:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V

Virtual Shareholder Meeting Information:

Meeting Date: November 10, 2026

Meeting Time: 11:00 a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, and replay):
https://www.cstproxy.com/mcacquisitionv/ext2026

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 9808046#

The principal executive office of the Company is 524 Broadway, 11th Floor, New York, NY 10012 and its telephone number, including area code, is (646) 493-6558.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward- looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of a Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company following the announcement of the termination of a Business Combination Agreement; (3) the inability to complete any Business Combination, including due to failure to obtain approval of the stockholders of any target and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of any Business Combination agreement or could otherwise cause the transaction to fail to close; (5) the inability to obtain the listing of combined company’s ordinary shares on any stock exchange following a Business Combination; (6) the risk that the any Business Combination disrupts current plans and operations as a result of the announcement and consummation of a Business Combination; (7) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of any target to grow and manage growth profitably, and retain its key employees; (8) costs related to any Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that any target or the Company may be adversely affected by other economic, business, and/or competitive factors; (11) risks relating to the uncertainty of the projected financial information with respect to any target; (12) risks related to the organic and inorganic growth of any target’s business and the timing of expected business milestones; (13) the amount of redemption requests made by the Company’s stockholders; (14) the inability to contemplate any private placement; and (15) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering and the Registration Statement relating to the any Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to May 16, 2027, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”). We refer to this proposal as the “Extension Proposal”. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”);

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

As previously announced, on August 29, 2024, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and CubeBio Co., Ltd., a corporation organized under the laws of Korea (“CubeBio”), pursuant to which the following transactions will occur: (1) CHL SPAC Merger Sub, Inc., a corporation to be formed in Delaware and a wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), will be merged with and into the Company with the Company being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of PubCo, and (2) all shareholders of CubeBio shall transfer their respective common shares of CubeBio to Cube Exchange Sub Co., Ltd., a corporation to be organized under the laws of Korea and a wholly owned subsidiary of PubCo, in exchange for the right to receive PubCo Ordinary Shares, as defined in the Business Combination Agreement (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”).

The Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) provides that the Company has until November 16, 2026 (the “Termination Date”) to complete a Business Combination. The Company’s management believes that it cannot close the Business Combination before November 16, 2026. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards completing the Business Combination. The Company’s management believes that it can close the Business Combination before May 16, 2027. If the Extension Amendment is approved, the Company will have the Combination Period extended to May 16, 2027 (the “Extended Date”).

For more information about the Business Combination, see the Registration Statement on Form F-4, as amended, which was initially filed live with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2026 under SEC File No. 333-298262 and was declared effective by the SEC on September 30, 2026 (the “Registration Statement”). On October 13, 2026, the parties filed a post-effective amendment to the Registration Statement to, among other things, include the June 30, 2026 unaudited interim financial statements for PubCo and CubeBio.

The Company will hold a separate special meeting of its stockholders on November 11, 2026 to approve the Business Combination (the “Business Combination Meeting”). The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to, stockholder approval of the Business Combination and approval of listing of PubCo’s Ordinary Shares on The Nasdaq Stock Market (“Nasdaq”), or any other public stock market or exchange in the United States mutually agreed upon by CubeBio and the Company (an “Alternate Exchange”). If the stockholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before November 12, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before November 16, 2026. In the event that the Company completes the Business Combination prior to November 16, 2026, then the Company will not file the Extension Amendment to extend the Combination Period.

The Mountain Crest Common Stock, Mountain Crest public rights, and Mountain Crest units (the “Mountain Crest Units”) are currently listed on the Over-the-Counter Market under the symbols “MCAG,” “MCAGR,” and “MCAGU,” respectively. Each Mountain Crest Unit consists of one share of Mountain Crest Common Stock and one right to acquire 1/10 of one share of Mountain Crest Common Stock. PubCo intends to apply to list the PubCo Ordinary Shares on Nasdaq or Alternate Exchange. The Company cannot assure that the PubCo Ordinary Shares will be approved for listing on Nasdaq or an Alternate Exchange.

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Extension Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

The Company’s common stock and public rights are quoted on the OTC Market. As a result, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public rights are no longer listed on Nasdaq, these securities do not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Special Meeting deems it necessary or appropriate.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Extension Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $861,864 of marketable securities as of September 14, 2026. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of (i) 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”), (ii) 225,000 shares of common stock held by our Sponsor upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share, and (iii) 223,000 shares of common stock that make part of the private placement units, which we refer to as the “Private Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 6, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If you intend to submit public shares for redemption in connection with the Extension Special Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposal is implemented, you must also (or must direct your bank, broker or other nominee to) demand that the Company redeem your shares into cash and submit your request in writing to Continental Stock Transfer and Trust Company to redeem such public shares in connection with the Extension Proposal and the Business Combination Meeting no later than November 6, 2026, the redemption deadline for the Extension Special Meeting.

However, there is no assurance that we will implement the Extension Proposal. If we do not implement the Extension Proposal, any public shares originally submitted for redemption in connection with the Extension Special Meeting and also instructed to be redeemed in connection with the Business Combination Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request.

If you only elect to redeem your public shares in connection with the Extension Special Meeting (and you did not submit such public shares for redemption in connection with the Business Combination Meeting), if we do not implement the Extension Proposal, your public shares will not be redeemed at the consummation of the Business Combination.

As of September 14, 2026, there was approximately $861,864 in the Trust Account, and the estimated redemption price is approximately $11.95 per share, before deducting estimated taxes payable. The last closing price of $13.27 per share of Mountain Crest Common Stock on the OTC Market prior to September 14, 2026. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal and the Adjournment Proposal are not approved and we do not consummate a Business Combination by November 16, 2026, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Proposal. Notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on September 14, 2026 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on September 14, 2026 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to mail this Proxy Statement and the enclosed proxy card to our stockholders on or about October 15, 2026.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 2,873,023, assuming no shares will be redeemed at the Business Combination Meeting. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 1,436,512 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on these proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	No

Abstentions and broker non-votes, will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have the same effect as votes against the Extension Proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Proposal is approved and the Company extends the Combination Period to May 16, 2027, no redemption amount will be added to the Trust Account.

●	As of today, Mountain Crest Global Holdings LLC (the “Sponsor”) has made an interest-free loan in the aggregate amount of $1,550,000 to the Company. The loan will be repaid at the closing of the Business Combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $861,864 of marketable securities as of September 14, 2026.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	On April 8, 2021, Mountain Crest’s insiders, including the Sponsor, purchased an aggregate of 1,437,500 shares of Mountain Crest Common Stock for an aggregate purchase price of $25,000. On November 2, 2021, Mountain Crest declared a 20% stock dividend on each insider share thereby increasing the number of issued and outstanding Founder Shares to 1,725,000. If Mountain Crest does not consummate a Business Combination by November 16, 2026, or May 16, 2027 if the Extension Proposal is approved, the Mountain Crest will be required to dissolve and liquidate. In such event, the 1,725,000 shares of Mountain Crest Common Stock held by the Initial Stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. The 1,725,000 shares of Mountain Crest Common Stock had an aggregate market value of approximately $22.9 million based on the last closing price of $13.27 per share of Common Stock on the OTC Market prior to September 14, 2026.

●	On November 16, 2021, simultaneously with the closing of the IPO, Mountain Crest consummated a private placement for an aggregate of 205,000 units (the “Private Units”), at a price of $10.00 per Private Unit, generating total proceeds of $2,050,000. On November 18, 2021, simultaneously with the sale of the over-allotment units in the IPO, Mountain Crest consummated the private sale of an additional 18,000 Private Units to the Sponsor. If Mountain Crest does not consummate a Business Combination by November 16, 2026, or May 16, 2027, if the Extension Proposal is approved, Mountain Crest will be required to dissolve. In such event, the 223,000 Private Units purchased by the Sponsor for a total purchase price of $2,230,000, will be worthless. Such Private Units had an aggregate market value of approximately $2.4 million based on the last closing price of Mountain Crest public units of $10.92 on the OTC Market prior to September 14, 2026.

●	On September 13, 2023, as approved by the Company’s audit committee, the Company entered into the a note conversion agreement with the Sponsor (the “February 2023 Note Conversion Agreement”), to convert the a $300,000 promissory note, dated February 15, 2023 (the “February 2023 Note”) into 75,000 shares of the Company’s Common Stock at a conversion price of $4.00 per share. On April 19, 2024, as approved by the Company’s audit committee, the Company entered into the a note conversion agreement with the Sponsor (the “April 2024 Note Conversion Agreement”), to convert the a $600,000 under (i) a promissory note, dated October 30, 2023 (the “October 2023 Note”) and (ii) a promissory note, dated April 3, 2024 (the “April 2024 Note”). If Mountain Crest does not consummate a Business Combination by November 16, 2026, or May 16, 2027 if the Extension Proposal is approved, Mountain Crest will be required to dissolve. In such event, the 225,000 shares of Common Stock held by based on the conversion of a principal loan amount of $900,000, will be worthless. The 225,000 shares of Mountain Crest Common Stock had an aggregate market value of approximately $3.0 million based on the last closing price of $13.27 per share of Mountain Crest Common Stock on the OTC Market prior to September 14, 2026.

●	If the Extension Amendment is approved, our Sponsor may loan Mountain Crest the Extension Payment to deposit in the Trust Account as an interest-free loan to be repaid by us upon consummation of a Business Combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of a Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the Company’s stockholders’ best interests.

●	The Sponsor will benefit from the completion of a Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Only if a Business Combination is completed by November 16, 2026, or May 16, 2027 if the Extension Proposal is approved, Mountain Crest’s officers and directors, the Sponsor and its affiliates will be reimbursed for any reasonable fees and out-of-pocket expenses incurred in connection with activities on Mountain Crest’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations (including a Business Combination). As of September 14, 2026, an aggregate of $0 had been incurred or accrued in respect of such expense reimbursement obligation.

●	Unless Stock Escrow Agreement dated as of November 12, 2021, entered into by and among Mountain Crest, Mountain Crest’s initial stockholders and Continental as the escrow agent (the “Stock Escrow Agreement”) is terminated, with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial Business Combination and the date the closing price of our Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial Business Combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial Business Combination or earlier in either case if, subsequent to our initial Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of Common Stock for cash, securities or other property;

●	In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, Mountain Crest’s insiders, officers and directors or their affiliates may, but are not obligated to, loan Mountain Crest funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If Mountain Crest completes a Business Combination, Mountain Crest may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a Business Combination does not close, Mountain Crest may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from Mountain Crest’s Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units, at a price of $10.00 per Unit, at the option of the lender. These private units would be identical to the Private Units. As of September 14, 2026, the Sponsor advanced Mountain Crest an aggregate amount outstanding under the Note, the 2023 Note, the 2024 Note, the April 2024 Note, the August 2024 Note, the April 2025 Note, and the December 2025 Note was $1,550,000.

●	If a Business Combination is not completed, the Sponsor will lose an aggregate of approximately $29.37 million, comprised of the following:

●	approximately $22.9 million (based on the last closing price of $13.27 per share of Mountain Crest Common Stock on the OTC Market prior to September 14, 2026) of the 1,725,000 Founder Shares it holds;

●	approximately $3.0 million (based on the last closing price of $13.27 per share of Mountain Crest Common Stock on the OTC Market prior to September 14, 2026) of the 225,000 issued upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share;

●	approximately $2.4 million (based on the last closing price of $10.92 per public unit on the OTC Market prior to September 14, 2026) of the 223,000 Private Units it holds;

●	repayment of an interest-free loan of $1,550,000, which will be forgiven, except to the extent of any funds held outside of the Trust Account, by the Sponsor or its affiliates if Mountain Crest is unable to consummate a Business Combination during the Combination Period.

●	At a special meeting of stockholders held on December 20, 2022, Mountain Crest’s stockholders approved an amendment to Mountain Crest’s Amended and Restated Certificate of Incorporation (the “First Extension Proposal”) and an amendment to the Investment Management Trust Agreement with Continental Stock Transfer & Trust Company, dated November 12, 2021 (the “Trust Amendment Proposal”), giving Mountain Crest the right to extend the Combination Period for a period of 3 months from February 16, 2023 to May 16, 2023 and to the extent Mountain Crest’s Amended and Restated Certificate of Incorporation is amended to extend the Combination Period, by depositing into the Trust Account $300,000, upon five days’ advance notice prior to February 16, 2023. We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “Initial Extension Amendments.” As a result of the Initial Extension Amendments, public stockholders forfeited their right to receive $690,000 under the original trust agreement entered into in connection with Mountain Crest’s IPO, if Mountain Crest seeks to extend the Combination Period for three months, but does not consummate a Business Combination. In connection with the stockholders’ vote at the special meeting of stockholders held by the Company on December 20, 2022, 4,965,892 shares were tendered for redemption.

●	As a result of the Initial Extension Amendments, the Sponsor was no longer required to deposit into the Trust Account $690,000 prior to the three-month extension and this amount will not be repaid if a Business Combination is not consummated to the extent fund is not available outside of the Trust Account.

●	As a result of the Initial Extension Amendments, Mountain Crest has extended the Combination Period to May 16, 2023, by depositing $300,000 into the Trust Account for the benefit of the public stockholders for the extension. The additional amount added to the Trust Account was reduced from what was included in Mountain Crest’s IPO prospectus, which was $0.10 per share to approximately $0.05 per share.

●	As a result of the Initial Extension Amendments, the Sponsor has contributed to Mountain Crest $300,000 in an interest-free loan for the extension of the Combination Period. If the Initial Extension Amendments were not adopted, the Sponsor would be expected to deposit into the Trust Account $690,000 in an interest-free loan. Since both loans will become payable only after Closing of a Business Combination, the Sponsor will lose repayment of the $300,000 loan if a Business Combination is not completed after the extension. No funds from the Trust Account would be used to repay such loan in the event of Mountain Crest’s liquidation.

●	At a special meeting of stockholders held on May 12, 2023, Mountain Crest’s stockholders approved an amendment (the “Second Extension Amendment”) to the Company’s Charter, giving the Company the right to extend Combination Period from May 16, 2023 to February 16, 2024. In connection with the Second Extension Amendment, stockholders holding 1,405,134 shares of redeemable Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account.

●	In connection with the Second Extension Amendment, Mountain Crest extended the Combination Period to February 16, 2024, without depositing any funds into the Trust Account for the benefit of the public stockholders for the extension.

●	At a Special Meeting of stockholders held on August 21, 2023, Mountain Crest’s stockholders approved an amendment (the “Third Extension Amendment”) to the Company’s Charter, which among other things, modified the terms and extended the Combination Period to November 16, 2024, provided that the Company deposits into the Trust Account an amount equal to $0.10 per outstanding Public Share for each three-month extension commencing on November 17, 2023 by revising paragraph E of Article Sixth of the Charter. In connection with the stockholders’ vote at the Special Meeting of stockholders held by the Company on August 21, 2023, 9,653 shares were tendered for redemption.

●	In connection with the Third Extension Amendment, Mountain Crest has extended the Combination Period to November 16, 2024, by depositing $207,728 into the Trust Account for the benefit of the public stockholders for the extension.

●	At an annual meeting of stockholders held on November 16, 2024, the Stockholders approved an amendment (the “Fourth Extension Amendment”) to the Company’s Charter, which among other things, extended the Combination Period to November 16, 2025, by revising paragraph E of Article Sixth of the Charter. In connection with the Stockholders’ vote at the annual meeting of Stockholders held by the Company on November 8, 2024, 418,217 shares of Mountain Crest Common Stock were tendered for redemption.

●	In connection with the Fourth Extension Amendment, Mountain Crest has extended the Combination Period to November 16, 2025.

●	At an annual meeting of stockholders held on November 4, 2025, the Stockholders approved an amendment (the “Fifth Extension Amendment”) to the Company’s Charter, which among other things, extended the Combination Period to November 16, 2026, by revising paragraph E of Article Sixth of the Charter. In connection with the Stockholders’ vote at the annual meeting of Stockholders held by the Company on November 4, 2025, 28,981 shares of Mountain Crest Common Stock were tendered for redemption.

●	In connection with the Fifth Extension Amendment, Mountain Crest has extended the Combination Period to November 16, 2026.

●	November 16, 2026, by revising paragraph E of Article Sixth of the Charter. In connection with the stockholders’ vote at

Additionally, if the Extension Proposal is approved and the Extension Amendment is implemented and the Company consummates a Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. This may adversely affect the liquidity and trading of our securities and may impact our ability to complete a business combination.

The Company’s common stock and public rights are quoted on the OTC Market. As a result, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

We also note that the Company’s securities being quoted on the OTC Market may affect the Company’s ability to consummate its planned Business Combination with CUBEBIO. We note that under the Business Combination Agreement, the Company’s maintaining its listing on the OTC Pink Market is not a condition precedent to closing of the Business Combination, however, the listing of the post Business Combination combined company’s securities on OTC Pink Market is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on OTC Pink Market may present certain challenges to listing the post Business Combination combined company’s securities on OTC Pink Market, such as the post Business Combination combined company’s ability to meet the listing requirements for OTC Pink Market, like the minimum per share bid price and the market value of unrestricted publicly held shares.

Since our securities are not listed on a National exchange, our securities are considered to be subject to the “penny stock” rules. The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public rights are no longer listed on OTC Pink Market, these securities do not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

We may not be able to complete a Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

One of our directors is a citizen of a country other than the United States. While we believe that the nature of the Company’s business should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that a Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If a Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial Business Combination. If we cannot complete our initial Business Combination by November 16, 2026 (or May 16, 2027, if the Extension Proposal is approved by the shareholders and the Company extends the Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Mountain Crest may be subject to the 1% excise tax under the Code, which may decrease the value of our securities following our initial business combination and hinder our ability to consummate an initial business combination.

Section 4501 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) imposes a U.S. federal 1% excise tax on certain repurchases (including redemptions and economically similar transactions) of stock by publicly traded U.S. corporations, subject to certain exceptions (the “Excise Tax”). Because we are a Delaware corporation and our securities are trading in the over-the-counter market (and we intend to list the PubCo Ordinary Shares on Nasdaq or an Alternate Exchange), we expect to be a “covered corporation” within the meaning of Section 4501 of the Code. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased. Corporations are permitted to net the fair market value of certain new stock issuances by such corporation against the fair market value of stock repurchases (or deemed repurchases) during the same taxable year to reduce or eliminate the amount of Excise Tax that would otherwise apply. In addition, certain exceptions apply to the Excise Tax.

Whether and to what extent we would be subject to the Excise Tax will depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemptions treated as repurchases in connection with a business combination, (iii) the structure of a business combination and whether any such transaction closes, (iv) the nature and amount of any private investment in public equity (“PIPE”) or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination), (v) whether we consummate a business combination, and (vi) the content of any future regulations and other guidance issued by the U.S. Department of the Treasury (the “Treasury”). Because the Excise Tax would be payable by us and not by the redeeming holder, such payments could reduce the cash available to complete a business combination and inhibit our ability to complete a business combination. To the extent applicable, the Excise Tax could result in the shareholders of the combined company (including any of our shareholders who do not exercise their redemption rights in connection with the initial business combination) to economically bear the impact of the Excise Tax. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, subject to certain exceptions, the Excise Tax is generally not expected to apply in the event of our complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We are not permitted to use the proceeds placed in the Trust Account and the interests earned thereon to pay any Excise Tax imposed on any redemptions or stock buybacks by the Company. In the event any Excise Tax is imposed on us in relation to a redemption of securities as described in the registration statement or otherwise, and such tax has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax, our Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax to assure timely payment thereof) either directly pay such tax on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax timely. Our Sponsor agrees not to seek recourse from the Trust Account for such tax payment.

Risks Related to Being Deemed an Investment Company

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Initial Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a Business Combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, the Company currently holds and will continue to hold the funds in the Trust Account in cash until the earlier of the consummation of the Initial Business Combination or our liquidation. As a result, following the conversion of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. The fact that the funds in our Trust Account have been held in securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that hold their trust account funds solely in cash.

The Company’s IPO registration statement became effective on November 12, 2021. In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company currently holds all of the assets held in the Trust Account in cash to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Following such conversion, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to convert the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Account are held in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Proposal and the Adjournment Proposal.

●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 524 Broadway, 11th Floor, New York, NY 10012; Attention: Secretary, or call the Company promptly at (646) 493-6558.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 524 Broadway, 11th Floor, New York, NY 10012; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $861,864 on September 14, 2026, the estimated per share conversion price would have been approximately $11.95 (including interest earned through September 14, 2026, but before deducting estimated taxes payable).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on November 6, 2026 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

PLEASE BE ADVISED: If you intend to submit public shares for redemption in connection with the Extension Special Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Extension Proposal is implemented, you must also (or must direct your bank, broker or other nominee to) demand that the Company redeem your shares into cash and submit your request in writing to Continental Stock Transfer and Trust Company to redeem such public shares in connection with the Extension Proposal and the Business Combination Meeting no later than November 6, 2026, the redemption deadline for the Extension Special Meeting.

However, there is no assurance that we will implement the Extension Proposal. If we do not implement the Extension Proposal, any public shares originally submitted for redemption in connection with the Extension Special Meeting and also instructed to be redeemed in connection with the Business Combination Special Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request.

If you only elect to redeem your public shares in connection with the Extension Special Meeting (and you did not submit such public shares for redemption in connection with the Business Combination Special Meeting), if we do not implement the Extension Proposal, your public shares will not be redeemed at the consummation of the Business Combination.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Proposal is not approved and we do not consummate a Business Combination by November 16, 2026, we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our rights to purchase Common Stock will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising conversion rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

PROPOSAL 1 — THE EXTENSION PROPOSAL

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) to extend the date by which the Company has to consummate a Business Combination to May 16, 2027. We refer to this proposal as the “Extension Proposal.” All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

If the Extension Proposal is not approved or if the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

As previously announced, on August 29, 2024, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and CubeBio Co., Ltd., a corporation organized under the laws of Korea (“CubeBio”), pursuant to which the following transactions will occur: (1) CHL SPAC Merger Sub, Inc., a corporation to be formed in Delaware and a wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”), will be merged with and into the Company with the Company being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of PubCo, and (2) all shareholders of CubeBio shall transfer their respective common shares of CubeBio to Cube Exchange Sub Co., Ltd., a corporation to be organized under the laws of Korea and a wholly owned subsidiary of PubCo, in exchange for the right to receive PubCo Ordinary Shares, as defined in the Business Combination Agreement (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”).

The Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) provides that the Company has until November 16, 2026 (the “Termination Date”) to complete a Business Combination. The Company’s management believes that it cannot close the Business Combination before November 16, 2026. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards completing the Business Combination. The Company’s management believes that it can close the Business Combination before May 16, 2027. If the Extension Amendment is approved, the Company will have the Combination Period extended to May 16, 2027 (the “Extended Date”).

For more information about the Business Combination, see the Registration Statement on Form F-4, as amended, which was initially filed live with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2026 under SEC File No. 333-298262 and was declared effective by the SEC on September 30, 2026 (the “Registration Statement”). On October 13, 2026, the parties filed a post-effective amendment to the Registration Statement to, among other things, include the June 30, 2026 unaudited interim financial statements for PubCo and CubeBio.

The Company will hold a separate special meeting of its stockholders on November 11, 2026 to approve the Business Combination (the “Business Combination Meeting”). The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to, stockholder approval of the Business Combination and approval of listing of PubCo’s Ordinary Shares on The Nasdaq Stock Market (“Nasdaq”), or any other public stock market or exchange in the United States mutually agreed upon by CubeBio and the Company (an “Alternate Exchange”). If the stockholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before November 12, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before November 16, 2026. If the Company is able to complete the Business Combination before November 16, 2026, then the Company will not file the Extension Amendment to extend the Combination Period.

The Mountain Crest Common Stock, Mountain Crest public rights, and Mountain Crest units (the “Mountain Crest Units”) are currently listed on the Over-the-Counter Market under the symbols “MCAG,” “MCAGR,” and “MCAGU,” respectively. Each Mountain Crest Unit consists of one share of Mountain Crest Common Stock and one right to acquire 1/10 of one share of Mountain Crest Common Stock. PubCo intends to apply to list the PubCo Ordinary Shares on Nasdaq or Alternate Exchange. The Company cannot assure that the PubCo Ordinary Shares will be approved for listing on Nasdaq or an Alternate Exchange.

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Extension Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Special Meeting deems it necessary or appropriate.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

In connection with the Extension Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $861,864 of marketable securities as of September 14, 2026. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of (i) 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”), (ii) 225,000 shares of common stock held by our Sponsor upon conversion of certain promissory notes held by the Sponsor into common stock at $4.00 per share, and (iii) 223,000 shares of common stock that make part of the private placement units, which we refer to as the “Private Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 6, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of September 14, 2026, there was approximately $861,864 in the Trust Account, and the estimated redemption price is approximately $11.95 per share, before deducting estimated taxes payable. The last closing price of $13.27 per share of Mountain Crest Common Stock on the OTC Market prior to September 14, 2026. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal and the Adjournment Proposal are not approved and we do not consummate a Business Combination by November 16, 2026, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

If the Extension Proposal is approved, the Company will file the Extension Amendment with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date and make the other amendments contained therein. The Company will remain a reporting company under the Exchange Act and its units, Common Stock and rights will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Extension Proposal. Abstentions and broker non-votes will have the same effect as votes against the Extension Proposal. Brokers are not entitled to vote on the Extension Proposal absent voting instructions from the beneficial holder because the proposal is considered “non-routine”. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the Combination Period, to consummate the Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on September 14, 2026 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

Recommendation

The Company’s Board recommends that you vote “FOR” the Extension Proposal.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will authorize the Chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Special Meeting deems it necessary or appropriate.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Brokers are not entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “non-routine”.

Recommendation

The Company’s Board recommends that you vote “FOR” the Adjournment Proposal.

OTHER BUSINESS

While the accompanying Notice of Special Meeting of Shareholders provides for the transaction of such other business as may properly come before the Special Meeting, the Company has no knowledge of any matters to be presented at the Special Meeting other than those listed as Proposals 1 and 2, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 2,873,023 shares of the Company’s Common Stock issued and outstanding as of the date of this Proxy Statement, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial Business Combination.

The following table sets forth as of September 14, 2026 the number of shares of Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of Common Stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of September 14, 2026, we had 2,873,023 shares of Common Stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record of beneficial rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Suying Liu(2)	2,065,800	71.9%
Nelson Haight	2,400	*
Todd T. Milbourn	2,400	*
Wenhua Zhang	2,400	*
All directors and executive officers as a group (4 individuals)	2,073,000	72.2%
Mountain Crest Global Holdings LLC(2)	2,065,800	71.9%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mountain Crest Acquisition Corp. V, 524 Broadway 11th Floor, New York, NY 10012.
(2)	Suying Liu has voting and dispositive power over the shares owned by the Sponsor.

All of the founder shares issued pursuant to our IPO are placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, one year after the date of our consummation of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) among our initial stockholders or to our initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the founder shares.

Our insiders, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would consist of one share of our common stock and one right, which common stock and rights would be identical to the common stock and rights included in the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no other proceeds from our trust account would be used for such repayment.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND
CERTAIN CONTROL PERSONS

Insider Shares

On April 8, 2021, the Company issued 1,437,500 shares of common stock (the “Insider Shares”) to the Sponsor for an aggregate purchase price of $25,000. The 1,437,500 Insider Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the IPO (assuming the Sponsor did not purchase any Public Shares in the IPO and excluding the Private Shares). In connection with the increase in the size of the IPO on November 2, 2021, the Company declared a 20% stock dividend on each Insider Share thereby increasing the number of issued and outstanding Insider Share to 1,725,000, including up to an aggregate of 225,000 shares of common stock subject to forfeiture by the insiders to the extent that the underwriters’ over-allotment option was not exercised in full or in part. The stock dividend was considered in substance a recapitalization transaction, which was recorded and presented retroactively. As a result of the underwriters’ election to fully exercise their over-allotment option on November 18, 2021, a total of 225,000 Insider Shares are no longer subject to forfeiture.

Promissory Note - Related Party

On February 15, 2023, Mountain Crest issued the Note to the Sponsor. Pursuant to the Note, the Sponsor loaned Mountain Crest an aggregate amount of $300,000 that is due and payable upon Mountain Crest’s consummation of an initial business combination with a target business. The Note will either be paid upon consummation of Mountain Crest’s initial business combination, or, at the Sponsor’s discretion, converted upon consummation of such initial business combination into Private Units at a price of $10.00 per unit. The loan will be forgiven, except to the extent of any funds held outside of the Trust Account by the Sponsor or its affiliates if Mountain Crest is unable to consummate an initial business combination prior to the expiration of the Combination Period. On May 16, 2023, Mountain Crest and the Sponsor entered into an amendment to the Note, pursuant to which the Note and the forgiveness term was extended from May 16, 2023 to November 16, 2025.

On September 13, 2023, as approved by Mountain Crest’s audit committee, Mountain Crest entered into the Note Conversion Agreement with the Sponsor, to convert the Note into 75,000 shares of Mountain Crest’s Common Stock. Accordingly, Mountain Crest satisfied the Note in exchange for the issuance of 75,000 shares of Common Stock.

On October 30, 2023, Mountain Crest issued the 2023 Note to the Sponsor. Pursuant to the 2023 Note, the Sponsor agreed to loan to Mountain Crest an aggregate amount up to $400,000 that may be drawn down by Mountain Crest from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2023 Note is due payable by Mountain Crest on the earlier of: (i) the date on which Company consummates an initial business combination with a target business or (ii) the date Mountain Crest liquidates if an initial business combination is not consummated. The 2023 Note does not bear interest. In the event that Mountain Crest does not consummate an initial business combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any. The proceeds of the 2023 Note will be used by Mountain Crest for working capital purposes.

On April 3, 2024, Mountain Crest issued the 2024 Note to the Sponsor. Pursuant to the 2024 Note, the Sponsor agreed to loan to Mountain Crest an aggregate amount up to $300,000 that may be drawn down by Mountain Crest from time to time by written notice to the Sponsor. The aggregate amount advanced under the 2024 Note is due payable by Mountain Crest on the earlier of: (i) the date on which Company consummates an initial business combination with a target business or (ii) the date Mountain Crest liquidates if an initial business combination is not consummated. The 2024 Note does not bear interest. In the event that Mountain Crest does not consummate an initial business combination, the 2024 Note will be repaid only from amounts remaining outside of the Trust Account, if any. The proceeds of the 2024 Note will be used by Mountain Crest for working capital purposes.

On April 19, 2024, as approved by Mountain Crest’s audit committee, Mountain Crest entered into the Note Conversion Agreement with the Sponsor, to convert the Principal Amount due under the Notes into 150,000 shares of Mountain Crest Common Stock.

As of December 31, 2024 and 2023, there were $0 and $200,000 outstanding amounts under the Notes, respectively.

On April 30, 2024, Mountain Crest issued the April 2024 Note to the Sponsor. Pursuant to the April 2024 Note, the Sponsor agreed to loan to Mountain Crest an aggregate amount up to $300,000 that may be drawn down by Mountain Crest from time to time by written notice to the Sponsor. The aggregate amount advanced under the April 2024 Note is due payable by Mountain Crest on the earlier of: (i) the date on which Company consummates an initial business combination with a target business or (ii) the date Mountain Crest liquidates if an initial business combination is not consummated. The April 2024 Note does not bear interest. In the event that Mountain Crest does not consummate an initial business combination, the April 2024 Note will be repaid only from amounts remaining outside of the Trust Account, if any. The proceeds of the April 2024 Note will be used by Mountain Crest for working capital purposes. As of December 31, 2024, there was $300,000 outstanding amounts under this April 2024 Note.

On August 14, 2024, Mountain Crest issued the August 2024 Note to the Sponsor. Pursuant to the August 2024 Note, the Sponsor agreed to loan to Mountain Crest an aggregate amount up to $500,000 that may be drawn down by Mountain Crest from time to time by written notice to the Sponsor. The aggregate amount advanced under the August 2024 Note is due payable by Mountain Crest on the earlier of: (i) the date on which Company consummates an initial business combination with a target business or (ii) the date Mountain Crest liquidates if an initial business combination is not consummated. The August 2024 Note does not bear interest. In the event that Mountain Crest does not consummate an initial business combination, the August 2024 Note will be repaid only from amounts remaining outside of the Trust Account, if any. As of December 31, 2025 and December 31, 2024, there was $500,000 and $390,000, respectively, outstanding under the August 2024 Note.

On April 25, 2025, the Company issued an unsecured promissory note in the aggregate principal amount up to $500,000 (the “April 2025 Note”) to the Company’s sponsor. Pursuant to the April 2025 Note, the Sponsor agreed to loan to the Company an aggregate amount up to $500,000 that may be drawn down by the Company from time to time by written notice to the Sponsor. The aggregate amount advanced under the April 2025 Note is due payable by the Company on the earlier of: (i) the date on which Company consummates an initial business combination with a target business, or (ii) the date the Company liquidates if a business combination is not consummated. The April 2025 Note does not bear interest. In the event that the Company does not consummate a business combination, the April 2025 Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The proceeds of the April 2025 Note will be used by Mountain Crest for working capital purposes. As of December 31, 2025, there was $500,000 outstanding amount under the April 2025 Note.

On December 11, 2025, the Company issued an unsecured promissory note in the aggregate principal amount of up to $500,000 (the “December 2025 Note”) the Company’s sponsor. The December 2025 Note may be drawn down by the Company from time to time upon written notice to the sponsor, and the aggregate amount advanced is due and payable on the earlier of the date on which the Company consummates an initial business combination or the date the Company liquidates if a business combination is not consummated. The December 2025 Note does not bear interest, and in the event that the Company does not consummate a business combination, the note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The December 2025 Note was authorized and approved by the independent members of the Company’s board of directors, and the proceeds will be used by the Company for working capital purposes. As of December 31, 2025 and March 23, 2026, there was $0 and $250,000, respectively, outstanding amount under the December 2025 Note. As of September 14, 2026, the aggregate amount outstanding under the Note, the 2023 Note, the 2024 Note, the April 2024 Note, the August 2024 Note, the April 2025 Note, and the December 2025 Note was $1,550,000.

Administrative Support Agreement

Mountain Crest agreed, commencing on November 12, 2021, to pay the Sponsor, affiliates, or advisors a total of up to $10,000 per month for office space, utilities, out of pocket expenses, and secretarial and administrative support. The arrangement will terminate upon the earlier of Mountain Crest’s consummation of an initial business combination or its liquidation. For the years ended December 31, 2025 and 2024, Mountain Crest incurred and paid $120,000 and $120,000 in fees for these services, respectively. For the six months ended June 30, 2026, Mountain Crest incurred and paid $60,000 in fees for these services.

Representative Shares

On November 16, 2021, the Company issued to the underwriter and/or its designees 177,900 shares of common stock (the “Representative Shares”). The Company accounted for the Representative Shares as an expense of the IPO, resulting in a charge directly to stockholder’s equity. The Company estimated the fair value of Representative Shares to be $1,383,617 based upon the offering price of the shares of $7.78 per share. The Representative Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement related to the IPO pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(g)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statements related to the IPO, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the effective date of the registration statements related to the IPO except to any underwriter and selected dealer participating in the IPO and their bona fide officers or partners.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Amendment is filed, we anticipate that we will hold another meeting of stockholders before the Extension Date to consider and vote upon the Business Combination. Accordingly, if we consummate the Business Combination, the Company’s next annual meeting of stockholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or it is approved but we do not consummate a business combination before the Extension Date, the Company will dissolve and liquidate. Accordingly, there will be no annual meeting of stockholders.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at MOUNTAIN CREST ACQUISITION CORP. V, 524 Broadway, 11th Floor, New York, NY 10012, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to MOUNTAIN CREST ACQUISITION CORP. V, 524 Broadway, 11th Floor, New York, NY 10012; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Mountain Crest Acquisition Corp. V

524 Broadway, 11th Floor

New York, NY 10012

(646) 493-6558

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than November 3, 2026.

Annex A

Extension Amendment

SIXTH AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNTAIN CREST ACQUISITION CORP. V

November __, 2026

Mountain Crest Acquisition Corp. V, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Mountain Crest Acquisition Corp. V.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 8, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on November 12, 2021. The First Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on December 20, 2022. The Second Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on May 12, 2023. The Third Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on August 21, 2023. The Fourth Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on November 12, 2024. The Fifth Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on November 5, 2025.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. The Corporation will have until May 16, 2027 to close a Business Combination, (the “Termination Date”). In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation (less taxes payable and dissolution expenses) for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

A-1

IN WITNESS WHEREOF, Mountain Crest Acquisition Corp. V has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mountain Crest Acquisition Corp. V

By:
Name:	Suying Liu
Title:	Chief Executive Officer

A-2

Annex B

PROXY CARD

MOUNTAIN CREST ACQUISITION CORP. V

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting” or the “Extension Special Meeting”) of Mountain Crest Acquisition Corp. V (the “Company”), to be held via virtual meeting as described in the Proxy Statement on November 10, 2026 at 11:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated October 14, 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT —

	For	Against	Abstain

A proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to May 16, 2027, by revising paragraph E of Article Sixth of the Charter (the “Extension Amendment”).	☐	☐	☐

2.	PROPOSAL 2. ADJOURNMENT PROPOSAL —

	For	Against	Abstain

A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate.	☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

B-1

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one):         Yes         No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

B-2